Taxes on Income (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure of Income Tax Text Block [Abstract]
Tax rate applicable	23.00%	23.00%	23.00%
Carry forward losses description	In 2022, the main reconciling item from the statutory tax rate of the Company (23%, representing theoretical tax benefit of approximately USD 5 million) to the effective tax rate (0%) is mainly due to the fact that deferred taxes were not created in respect of current year tax losses and benefits.
Unrecognized research and development expenses	$ 82	$ 59	$ 41